                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 16, 1998 to September 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 29th day of September, 1998.

                                                GREEN TREE FINANCIAL CORP.




                                                BY: /s/Phyllis A. Knight
                                                    --------------------
                                                    Phyllis A. Knight
                                                    Senior Vice President and
                                                    Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                        TRUST ACCOUNT #3336258-0
                                                        REMITTANCE DATE 10/01/98

                                                                                    Total $         Per $1,000
                                                                                    Amount           Original
                                                                                ---------------   -------------
CLASS A CERTIFICATES
--------------------------------------
(1a) Amount available( including Monthly Servicing Fee)                            6,311,850.62
                                                                                ---------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00
                                                                                ---------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                               6,311,850.62
                                                                                ---------------

A.   Interest
     (2)  Aggregate  interest
         a. Class A-1 Remittance Rate (5.575%)                                           5.575%
                                                                                ---------------
         b. Class A-1 Interest                                                             0.00      0.00000000
                                                                                ---------------   -------------

         c. Class A-2 Remittance Rate (5.85%)                                             5.85%
                                                                                ---------------
         d. Class A-2 Interest                                                       483,047.12      4.66712193
                                                                                ---------------   -------------

         e. Class A-3 Remittance Rate (5.95%)                                             5.95%
                                                                                ---------------
         f. Class A-3 Interest                                                        96,687.50      4.95833333
                                                                                ---------------   -------------

         g. Class A-4 Remittance Rate (6.04%, unless
            the Weighted Average Contract Rate is
            less than 6.04%)                                                              6.04%
                                                                                ---------------
         h. Class A-4 Interest                                                       279,350.00      5.03333333
                                                                                ---------------   -------------

         i. Class A-5 Remittance Rate (6.83%, unless
            the Weighted Average Contract Rate is
            less than 6.68%)                                                              6.68%
                                                                                ---------------
         j. Class A-5 Interest                                                       762,633.33      5.56666664
                                                                                ---------------   -------------

         k. Class A-6 Remittance Rate 7.30%, (unless
            the Weighted Average Contract Rate is
            less than 6.33%)                                                              6.33%
                                                                                ---------------
         l. Class A-6 Interest                                                       237,375.00      5.27500000
                                                                                ---------------   -------------

     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                              0.00               0
                                                                                ---------------   -------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                              0.00               0
                                                                                ---------------   -------------

B.   Principal
     (5) Formula Principal Distribution  Amount                                    3,048,367.29             N/A
                                                                                ---------------   -------------
         a. Scheduled Principal                                                      633,655.19             N/A
                                                                                ---------------   -------------
         b. Principal Prepayments                                                  2,860,110.07             N/A
                                                                                ---------------   -------------
         c. Liquidated Contracts                                                     138,833.27             N/A
                                                                                ---------------   -------------
         d. Repurchases                                                                    0.00             N/A
                                                                                ---------------   -------------
         e. Current Month Advanced Principal                                         712,033.02             N/A
                                                                                ---------------   -------------
         f. Prior Month Advanced Principal                                        (1,296,264.26)            N/A
                                                                                ---------------   -------------

     (6) Pool Scheduled Principal Balance                                        421,250,254.30
                                                                                ---------------

    (6b) Adjusted Pool Principal Balance                                         420,538,221.28    934.52938062
                                                                                ---------------   -------------
    (6c) Pool Factor                                                                 0.93452938
                                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 2

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                        TRUST ACCOUNT #3336258-0
                                                        REMITTANCE DATE 10/01/98

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                           0.00
                                                                                ----------------

    (8) Class A Percentage for such Remittance Date                                      92.03%
                                                                                ----------------

    (9) Class A Percentage for the following  Remittance Date                            91.97%
                                                                                ----------------

    (10) Class A  Principal Distribution:
         a. Class A-1                                                                      0.00      0.00000000
                                                                                ----------------  --------------
         b. Class A-2                                                              3,048,367.29     29.45282406
                                                                                ----------------  --------------
         c. Class A-3                                                                      0.00      0.00000000
                                                                                ----------------  --------------
         d. Class A-4                                                                      0.00      0.00000000
                                                                                ----------------  --------------
         e. Class A-5                                                                      0.00      0.00000000
                                                                                ----------------  --------------
         g. Class A-6                                                                      0.00      0.00000000
                                                                                ----------------  --------------

    (11)  Class A-1 Principal Balance                                                      0.00      0.00000000
                                                                                ----------------  --------------
   (11a)  Class A-1 Pool Factor                                                      0.00000000
                                                                                ----------------

    (12)  Class A-2 Principal Balance                                             96,038,221.28     927.9055196
                                                                                ----------------  --------------
   (12a)  Class A-2 Pool Factor                                                      0.92790552
                                                                                ----------------

    (13)  Class A-3 Principal Balance                                             19,500,000.00    1000.0000000
                                                                                ----------------  --------------
   (13a)  Class A-3 Pool Factor                                                      1.00000000
                                                                                ----------------

    (14)  Class A-4 Principal Balance                                             55,500,000.00    1000.0000000
                                                                                ----------------  --------------
   (14a)  Class A-4 Pool Factor                                                      1.00000000
                                                                                ----------------

    (15)  Class A-5 Principal Balance                                            137,000,000.00    1000.0000000
                                                                                ----------------  --------------
   (15a)  Class A-5 Pool Factor                                                      1.00000000
                                                                                ----------------

    (16)  Class A-6 Principal Balance                                             45,000,000.00    1000.0000000
                                                                                ----------------  --------------
   (16a)  Class A-6 Pool Factor                                                      1.00000000
                                                                                ----------------

    (17)  Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                        0.00
                                                                                ----------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

         (18)  31-59 days                                                          3,650,084.56             106
                                                                                ----------------  --------------

         (19)  60 days or more                                                     4,571,251.30             123
                                                                                ----------------  --------------

         (20)  Current Month Repossessions                                           596,187.95              21
                                                                                ----------------  --------------

         (21)  Repossession Inventory                                              1,566,570.79              54
                                                                                ----------------  --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 3

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                        TRUST ACCOUNT #3336258-0
                                                        REMITTANCE DATE 10/01/98

Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in March 2002.)

(22)  Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                 1.46 %
                                                                                ------------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 3.5%)                                                       1.2 %
                                                                                ------------

(23)  Average Thirty - Day Delinquency Ratio  Test

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                2.32 %
                                                                                ------------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 5.5%)                                                     0.78 %
                                                                                ------------

(24)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance;
             may not exceed 5.5% from March 1, 2002 to February 28, 2003,
             6.5% from March 1, 2003 to February 28, 2004; 8.5% from                   0.03 %
             March 1, 2004 to February 28, 2005 and 9.5% thereafter)            ------------


(25)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                  52,024.09
                                                                                ------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
             preceding Remittance and for current Remittance Date;
             may not exceed 2.25%)                                                     0.11 %
                                                                                ------------

(26)  Class M-1 Principal Balance Test

         (a) The sum of Class M-1 Principal Balance and Class B Principal Balanc
             (before distributions on current Remittance Date) divided by
             Pool Scheduled Principal Balance as of preceding Remittance Date
             is greater than 22.5%                                                    15.94 %
                                                                                ------------

(27)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than $9,000       0.00
                                                                                ------------

         (b) Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 11.25%       7.97 %
                                                                                ------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 4

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                       TRUST ACCOUNT  #3336258-0
                                                        REMITTANCE DATE 10/01/98

                                                                                    Total $        Per $1,000
                                                                                    Amount          Original
                                                                                ----------------  --------------
CLASS M-1 CERTIFICATES
--------------------------------------
(28) Amount available( including Monthly Servicing Fee)                            1,404,390.38
                                                                                ----------------
A.   Interest
     (29)  Aggregate  interest

         (a) Class M-1 Remittance Rate 6.77%, unless the
         Weighted Average Contract Rate is less than 6.77%)                               6.77%
                                                                                ----------------

         (b) Class M-1 Interest                                                      190,406.25      5.64166667
                                                                                ----------------  --------------

         (c) Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                ----------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount                          0.00
                                                                                ----------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                           0.00
                                                                                ----------------

     (32) Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                            0.00               0
                                                                                ----------------  --------------

    (33) Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                            0.00               0
                                                                                ----------------  --------------

B.   Principal
    (34) Formula Principal Distribution  Amount                                            0.00             N/A
                                                                                ----------------  --------------
         a. Scheduled Principal                                                            0.00             N/A
                                                                                ----------------  --------------
         b. Principal Prepayments                                                          0.00             N/A
                                                                                ----------------  --------------
         c. Liquidated Contracts                                                           0.00             N/A
                                                                                ----------------  --------------
         d. Repurchases                                                                    0.00             N/A
                                                                                ----------------  --------------

    (35) Class M-1 Principal Balance                                              33,750,000.00   1000.00000000
                                                                                ----------------  --------------
   (35a)  Class M-1 Pool Factor                                                      1.00000000
                                                                                ----------------

    (36) Class M-1 Percentage for such Remittance Date                                    0.00%
                                                                                ----------------

    (37)  Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                            0.00      0.00000000
                                                                                ----------------  --------------
                b. Unpaid Class M-1 Principal Shortfall
                    (if any) following prior Remittance Date                               0.00
                                                                                ----------------

    (38) Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                                   0.00
                                                                                ----------------

    (39) Class M-1 Percentage for the following Remittance Date                           0.00%
                                                                                ----------------

    (40) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                             0.00
                                                                                ----------------

         (b) Amount applied to Class M-1
                Liquidation Loss Interest Amount                                           0.00
                                                                                ----------------

         (c) Remaining Class M-1 Liquidation Loss
                Interest Amount                                                            0.00
                                                                                ----------------

         (d) Amount applied to Unpaid Class M-1
                Loss Interest Shortfall                                                    0.00
                                                                                ----------------

         (e) Remaining Unpaid Class M-1
                Liquidation Loss Interest Shortfalls                                       0.00
                                                                                ----------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                        REMITTANCE DATE 10/01/98

CLASS BI CERTIFICATES
--------------------------------------
                                                                                    Total $         Per $1,000
                                                                                     Amount          Original
                                                                                ----------------  --------------
 (1) Amount  Available less the Class A
      Distribution Amount  and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                                      1,213,984.13
                                                                                ------------------

 (2) Class B-1 Adjusted Principal Balance                                                  0.00
                                                                                ----------------

 (3) Class B-1 Remittance Rate  (6.92%
       unless Weighted Average Contract Rate
       is below 6.92%)                                                                    6.92%
                                                                                ----------------

 (4) Interest on Class B-1 Adjusted Principal Balance                                      0.00
                                                                                ----------------

 (3) Aggregate Class B1 Interest                                                     103,800.00      5.76666667
                                                                                ----------------  --------------

 (4) Amount applied to Unpaid
       Class B1 Interest Shortfall                                                         0.00            0.00
                                                                                ----------------  --------------

 (5) Remaining Unpaid Class B1
         Interest Shortfall                                                                0.00            0.00
                                                                                ----------------  --------------

 (6) Amount applied to Class B-1
      Interest Deficiency Amount                                                           0.00
                                                                                ----------------

 (7) Remaining Unpaid Class B-1
      Interest Deficiency Amount                                                           0.00
                                                                                ----------------

 (8) Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                            0.00
                                                                                ----------------

 (8a) Class B Percentage for such Remittance Date                                          0.00
                                                                                ----------------

 (9) Current Principal (Class B Percentage of Formula Principal
      Distribution Amount)                                                                 0.00      0.00000000
                                                                                ----------------  --------------

 (10a) Class B1 Principal Shortfall                                                        0.00
                                                                                ----------------

 (10b) Unpaid Class B1 Principal Shortfall                                                 0.00
                                                                                ----------------

 (11) Class B Principal Balance                                                   33,750,000.00
                                                                                ----------------

 (12) Class B1 Principal Balance                                                  18,000,000.00
                                                                                ----------------
 (12a) Class B1 Pool Factor                                                          1.00000000
                                                                                ----------------

 (13) Class B-1 Liquidation Loss Interest
     (a) Class B-1 Liquidation Loss Amount                                                 0.00
                                                                                ----------------

     (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                      0.00
                                                                                ----------------

     (c) Remaining Class B-1 Liquidation Loss Interest Amount                              0.00
                                                                                ----------------

     (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall            0.00
                                                                                ----------------

     (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                    0.00
                                                                                ----------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 2

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                        REMITTANCE DATE 10/01/98

                                                                                  Total $          Per $1,000
CLASS B2 CERTIFICATES                                                              Amount           Original
--------------------------------------                                          ---------------   -------------
         (14) Remaining Amount Available                                           1,110,184.13
                                                                                ----------------

         (15) Class B-2 Remittance Rate ( 8.11%
                  unless Weighted Average Contract
                  Rate is less than 8.11%)                                                8.11%
                                                                                ----------------

         (16) Aggregate Class B2 Interest                                            106,443.75      6.75833333
                                                                                ----------------  --------------

         (17)  Amount applied to Unpaid
                Class B2 Interest Shortfall                                                0.00            0.00
                                                                                ----------------  --------------

         (18) Remaining Unpaid Class B2
                 Interest Shortfall                                                        0.00            0.00
                                                                                ----------------  --------------

         (19) Unpaid Class B2 Principal Shortfall
               (if any) following prior Remittance Date                                    0.00
                                                                                ----------------

         (20) Class B2 Principal Liquidation Loss Amount                                   0.00
                                                                                ----------------

         (21) Class B2 Principal (zero until class B1
              paid down: thereafter, Class B Percentage
              of formula Principal Distribution Amount)                                    0.00      0.00000000
                                                                                ----------------  --------------

         (22) Guarantee Payment                                                            0.00
                                                                                ----------------

         (23) Class B2 Principal Balance                                          15,750,000.00
                                                                                ----------------
         (23a) Class B2 Pool Factor                                                  1.00000000
                                                                                ----------------

         (24) Monthly Servicing Fee (deducted from
              Certificate Account balance to arrive at
              Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer;
              deducted from funds remaining after payment of Class A
              Distribution Amount, Class M-1 Distribution Amount,
              Class B-1 Distribution Amount and Class B-2 Distribution
              Amount, if the Company or Green Tree Financial Servicing Corp.
              is the Servicer)                                                       177,034.52
                                                                                ----------------

         (25) Class B-3I Guarantee Fee                                               826,705.86
                                                                                ----------------

         (26) Class B-3I Distribution Amount                                               0.00
                                                                                ----------------

         (27) Class B-3I Formula Distribution Amount (all Excess
               Interest plus Unpaid Class B-3I Shortfall)                                  0.00
                                                                                ----------------

         (28) Class B-3I Distribution Amount (remaining Amount Available)                  0.00
                                                                                ----------------

         (29) Class B-3I Shortfall (26-27)                                                 0.00
                                                                                ----------------

         (30) Unpaid Class B-3I Shortfall                                                  0.00
                                                                                ----------------

         (31) Class M-1 Interest Deficiency on such Remittance Date                        0.00
                                                                                ----------------

         (32) Class B-1 Interest Deficiency on such Remittance Date                        0.00
                                                                                ----------------

         (33) Repossessed Contracts                                                  596,187.95
                                                                                ----------------
         (34) Repossessed Contracts Remaining in Inventory                         1,566,570.79
                                                                                ----------------

         (35) Weighted Average Contract Rate                                            9.68954
                                                                                ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.